UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2016

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-00841	27-6822130
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 4, 2016, Berwyn Funding LLC (“Berwyn”), a wholly-owned special purpose financing subsidiary of FS Energy and Power Fund (the “Company”), entered into the (i) fifth amendment (the “Fifth Amendment”) to the Committee Facility Agreement, dated as of December 11, 2013 and amended to date (the “Committed Facility Agreement”), by and between Berwyn and BNP Paribas Prime Brokerage, Inc. (“BNP”) and (ii) first amendment (the “PB Amendment”) to the U.S. PB Agreement, dated as of December 11, 2013 (the “U.S. PB Agreement”), by and between Berwyn and BNP.

The Fifth Amendment increases the (i) interest rate payable on borrowings under the Committed Facility Agreement from three-month LIBOR plus 110 basis points to three-month LIBOR plus 135 basis points effective on and after January 2, 2017 and (ii) the commitment fee payable under the Committed Facility Agreement from 55 basis points on all unused amounts to, effective on and after January 2, 2017, (a) 65 basis points on unused amounts so long as 75% or more of the facility amount under the Committed Facility Agreement is utilized or (b) 85 basis points on unused amounts if less than 75% of the facility amount under the Committed Facility Agreement is utilized. The PB Amendment permits Berwyn to enter into trades, including but not limited to purchasing options, through the prime brokerage arrangement provided under the U.S. PB Agreement. No other material terms of either of the Committed Facility Agreement or U.S. PB Agreement changed in connection with the Fifth Amendment or the PB Amendment, respectively.

The foregoing descriptions of the Fifth Amendment and the U.S. PB Amendment as set forth in this Item 1.01 are a summaries only and are qualified in all respects by the provisions of such agreements, a copy of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Fifth Amendment to the Committed Facility Agreement, dated as of May 4, 2016, by and between Berwyn Funding LLC and BNP Paribas Prime Brokerage, Inc.
10.2	First Amendment to the U.S. PB Agreement, dated as of May 4, 2016, by and between Berwyn Funding LLC and BNP Paribas Prime Brokerage, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date:	May 10, 2016	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Fifth Amendment to the Committed Facility Agreement, dated as of May 4, 2016, by and between Berwyn Funding LLC and BNP Paribas Prime Brokerage, Inc.
10.2	First Amendment to the U.S. PB Agreement, dated as of May 4, 2016, by and between Berwyn Funding LLC and BNP Paribas Prime Brokerage, Inc.